Exhibit 99

HEI

Catalyst for a better Hawai'i

2016

Statistical Supplement

Cliff Chen

Treasurer, Manager Investor Relations and Strategic Planning

Phone: 808-543-7300

Fax: 808-203-1164

E-mail: ir@hei.com

Hawaiian Electric Industries, Inc.
2016 Statistical Supplement

TABLE OF CONTENTS

	Page
Cautionary Note Regarding Forward-Looking Statements	ii
HEI Consolidated	
Selected Financial Information	1
Consolidated Statements of Income & Comprehensive Income Information	2
Consolidated Balance Sheets Information	3
Consolidated Statements of Changes in Shareholders' Equity Information	4
Consolidated Statements of Cash Flows Information	5
Consolidated Capital Structure	7
GAAP and Non-GAAP (Core) Earnings and Return on Average Common Equity	8
Hawaiian Electric Company	
Selected Financial Information	9
Consolidated Statements of Income and Retained Earnings Information	10
Consolidated Balance Sheets Information	11
Consolidated Statements of Cash Flows Information	12
Cumulative Preferred Stock Not Subject to Mandatory Redemption	13
Long-term Debt	14
Customer, Sales and Revenue Information	16
Power Supply Information	18
American Savings Bank	
Selected Information	20
Statements of Income Information	21
Balance Sheets Information	22
Other	
State of Hawaii Information	23
Appendix – Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures	24

i

Cautionary Note Regarding Forward-Looking Statements

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (Hawaiian Electric) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward- looking statements and from historical results include, but are not limited to, the following:

•
international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by ASB, which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, the effects of the United Kingdom’s referendum to withdraw from the European Union, unrest, the conflict in Syria, terrorist acts by ISIS or others, potential conflict or crisis with North Korea and potential pandemics);

•
the effects of future actions or inaction of the U.S. government or related agencies, including those related to the U.S. debt ceiling, monetary policy and policy and regulation changes advanced or proposed by President Trump and his administration;

•
weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes, lava flows and the potential effects of climate change, such as more severe storms and rising sea levels), including their impact on the Company's and Utilities' operations and the economy;

•	the timing and extent of changes in interest rates and the shape of the yield curve;

•
the ability of the Company and the Utilities to access the credit and capital markets (e.g., to obtain commercial paper and other short-term and long-term debt financing, including lines of credit, and, in the case of HEI, to issue common stock) under volatile and challenging market conditions, and the cost of such financings, if available;

•	the risks inherent in changes in the value of the Company’s pension and other retirement plan assets and ASB’s securities available for sale;

•	changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;

•	the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated;

•
increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB’s cost of funds);

•
the impacts of the termination of the Merger with NextEra Energy, Inc. (NEE) and the resulting loss of NEE’s resources, expertise and support (e.g., financial and technological), including potentially higher costs and longer lead times to increase levels of renewable energy and to complete projects like Enterprise Resource Planning/Enterprise Asset Management (ERP/ERM) and smart grids, and a higher cost of capital;

•
the potential delay by the Public Utilities Commission of the State of Hawaii (PUC) in considering (and potential disapproval of actual or proposed) renewable energy proposals and related costs; reliance by the Utilities on outside parties such as the state, independent power producers (IPPs) and developers; and uncertainties surrounding technologies, solar power, wind power, proposed undersea cables, biofuels, environmental assessments required to meet renewable portfolio standards (RPS) goals and the impacts of implementation of the renewable energy proposals on future costs of electricity;

•
the ability of the Utilities to develop, implement and recover the costs of implementing the Utilities’ action plans and business model changes proposed and being developed in response to the four orders that the PUC issued in April 2014, in which the PUC: directed the Utilities to develop, among other things, Power Supply Improvement Plans, a Demand Response Portfolio Plan and a Distributed Generation Interconnection Plan; described the PUC’s inclinations on the future of Hawaii’s electric utilities and the vision, business strategies and regulatory policy changes required to align the Utilities’ business model with customer interests and the state’s public policy goals; and emphasized the need to “leap ahead” of other states in creating a 21st century generation system and modern transmission and distribution grids;

•
capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation (DG), combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;

•	fuel oil price changes, delivery of adequate fuel by suppliers and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);

•
the continued availability to the electric utilities or modifications of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), rate adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales to mitigate the effects of declining kilowatthour sales;

•	the impact of fuel price volatility on customer satisfaction and political and regulatory support for the Utilities;

ii

•
the risks associated with increasing reliance on renewable energy, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;

•
the growing risk that energy production from renewable generating resources may be curtailed and the interconnection of additional resources will be constrained as more generating resources are added to the Utilities' electric systems and as customers reduce their energy usage;

•	the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);

•	the potential that, as IPP contracts near the end of their terms, there may be less economic incentive for the IPPs to make investments in their units to ensure the availability of their units;

•	the ability of the Utilities to negotiate, periodically, favorable agreements for significant resources such as fuel supply contracts and collective bargaining agreements;

•	new technological developments that could affect the operations and prospects of the Utilities and ASB or their competitors;

•	new technological developments, such as the commercial development of energy storage and microgrids, that could affect the operations of the Utilities;

•
cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and the Utilities (including at ASB branches and electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls;

•
federal, state, county and international governmental and regulatory actions, such as existing, new and changes in laws, rules and regulations applicable to HEI, the Utilities and ASB (including changes in taxation, increases in capital requirements, regulatory policy changes, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties and/or liabilities), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);

•
developments in laws, regulations and policies governing protections for historic, archaeological and cultural sites, and plant and animal species and habitats, as well as developments in the implementation and enforcement of such laws, regulations and policies;

•
discovery of conditions that may be attributable to historical chemical releases, including any necessary investigation and remediation, and any associated enforcement, litigation or regulatory oversight;

•
decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);

•
decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, such as with respect to environmental conditions or RPS);

•
potential enforcement actions by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);

•	the ability of the Utilities to recover increasing costs and earn a reasonable return on capital investments not covered by RAMs;

•
the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);

•
changes in accounting principles applicable to HEI, the Utilities and ASB, including the adoption of new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;

•	changes by securities rating agencies in their ratings of the securities of HEI and Hawaiian Electric and the results of financing efforts;

•	faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;

•	changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of provision for loan losses, allowance for loan losses and charge-offs;

•	changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;

•	the final outcome of tax positions taken by HEI, the Utilities and ASB;

•
the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the Utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and

•
other risks or uncertainties described elsewhere in this report (e.g., Item 1A. Risk Factors) and in other reports previously and subsequently filed by HEI and/or Hawaiian Electric with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether written or oral and whether as a result of new information, future events or otherwise.

iii

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(dollars in thousands, except per share amounts)					
Results of operations					
Revenues	$ 2,380,654	$ 2,602,982	$ 3,239,542	$ 3,238,470	$ 3,374,995
Net income for common stock	248,256	159,877	168,129	161,709	138,705
Basic earnings per common share	2.30	1.50	1.65	1.63	1.43
Diluted earnings per common share	2.29	1.50	1.63	1.62	1.42
Dividends per common share	1.24	1.24	1.24	1.24	1.24
Operating income (loss)					
Electric utility	$ 284,468	$ 274,116	$ 275,768	$ 245,513	$ 213,012
Bank	87,352	83,812	79,295	89,146	89,980
Other	(23,645)	(35,375)	(22,463)	(17,151)	(17,249)
	$ 348,175	$ 322,553	$ 332,600	$ 317,508	$ 285,743
Assets [1]					
Electric utility	$ 5,975,428	$ 5,672,210	$ 5,550,021	$ 5,058,065	$ 5,099,101
Bank	6,421,357	6,014,755	5,566,222	5,244,686	5,042,596
Other	28,721	95,053	60,900	29,170	(2,128)
	$ 12,425,506	$ 11,782,018	$ 11,177,143	$ 10,331,921	$ 10,139,569
Capital structure [1, 2]					
Short-term borrowings - other than bank	$ -	$ 103,063	$ 118,972	$ 105,482	$ 83,693
Long-term debt, net - other than bank	1,619,019	1,578,368	1,498,547	1,483,960	1,412,386
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,066,753	1,927,640	1,790,573	1,726,406	1,593,008
	$ 3,720,065	$ 3,643,364	$ 3,442,385	$ 3,350,141	$ 3,123,380
Capital structure ratios [1, 2]					
Short-term borrowings - other than bank	-- %	2.9%	3.5%	3.2%	2.7%
Long-term debt, net - other than bank	43.5	43.3	43.5	44.3	45.2
Preferred stock of subsidiaries	0.9	0.9	1.0	1.0	1.1
Common stock equity	55.6	52.9	52.0	51.5	51.0
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios					
Market price to book value per common share [1]	174%	161%	192%	153%	155%
Price earnings ratio [3]	14.4x	19.3x	20.5x	16.1x	17.7x
Return on average common equity	12.4%	8.6%	9.6%	9.7%	8.9%
Indicated annual yield [1]	3.7%	4.3%	3.7%	4.8%	4.9%
Dividend payout ratio	54%	82%	75%	76%	87%
Full-time employees					
Hawaiian Electric and its subsidiaries	2,662	2,727	2,759	2,764	2,658
ASB and its subsidiaries	1,093	1,152	1,162	1,159	1,170
Consolidated HEI	3,796	3,918	3,965	3,966	3,870

Note: This report should be read in conjunction with HEI's Form 10-K for each year. Financial data for prior periods has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2015-03.

1 At December 31.

2 Excludes ASB's deposit liabilities and other borrowings.

3 Calculated using December 31 market price per common share divided by diluted earnings per common share.

1

CONSOLIDATED STATEMENTS OF INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(in thousands, except per share amounts)					
Revenues					
Electric utility	$ 2,094,368	$ 2,335,166	$ 2,987,323	$ 2,980,172	$ 3,109,439
Bank	285,924	267,733	252,497	258,147	265,539
Other	362	83	(278)	151	17
Total revenues	2,380,654	2,602,982	3,239,542	3,238,470	3,374,995
Expenses					
Electric utility	1,809,900	2,061,050	2,711,555	2,734,659	2,896,427
Bank	198,572	183,921	173,202	169,001	175,559
Other	24,007	35,458	22,185	17,302	17,266
Total expenses	2,032,479	2,280,429	2,906,942	2,920,962	3,089,252
Operating income (loss)					
Electric utility	284,468	274,116	275,768	245,513	213,012
Bank	87,352	83,812	79,295	89,146	89,980
Other	(23,645)	(35,375)	(22,463)	(17,151)	(17,249)
Total operating income	348,175	322,553	332,600	317,508	285,743
Merger termination fee	90,000	-	-	-	-
Interest expense, net—other than on deposit liabilities and other bank borrowings	(75,803)	(77,150)	(76,352)	(75,479)	(78,151)
Allowance for borrowed funds used during construction	3,144	2,457	2,579	2,246	4,355
Allowance for equity funds used during construction	8,325	6,928	6,771	5,561	7,007
Income before income taxes	373,841	254,788	265,598	249,836	218,954
Income taxes	123,695	93,021	95,579	86,237	78,359
Net income	250,146	161,767	170,019	163,599	140,595
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$ 248,256	$ 159,877	$ 168,129	$ 161,709	$ 138,705
Basic earnings per common share	$ 2.30	$ 1.50	$ 1.65	$ 1.63	$ 1.43
Diluted earnings per common share	$ 2.29	$ 1.50	$ 1.63	$ 1.62	$ 1.42
Dividends per common share	$ 1.24	$ 1.24	$ 1.24	$ 1.24	$ 1.24
Weighted-average number of common shares outstanding	108,102	106,418	101,968	98,968	96,908
Adjusted weighted-average shares	108,309	106,721	102,937	99,623	97,338

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(in thousands)					
Net income for common stock	$ 248,256	$ 159,877	$ 168,129	$ 161,709	$ 138,705
Other comprehensive income (loss), net of taxes:					
Net unrealized gains (losses) on available-for-sale investment securities:					
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(5,699)	(2,334)	5,840	(13,686)	956
Less: reclassification adjustment for net realized (gains) included in net income, net of taxes	(360)	-	(1,715)	(738)	(81)
Derivatives qualified as cash flow hedges:					
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	(281)	-	-	-	-
Less: reclassification adjustment to net income, net of taxes	(119)	235	236	235	236
Retirement benefit plans:					
Net gains (losses) arising during the period, net of taxes	(43,510)	5,889	(234,166)	223,177	(99,159)
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	14,518	22,465	11,344	23,280	15,291
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	28,584	(25,139)	207,833	(222,595)	75,471
Other comprehensive income (loss), net of taxes	(6,867)	1,116	(10,628)	9,673	(7,286)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$ 241,389	$ 160,993	$ 157,501	$ 171,382	$ 131,419

Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

A reconciliation of GAAP to non-GAAP (core) measures is located in the Appendix.

2

CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2016	2015	2014	2013	2012
(in thousands)					
ASSETS					
Cash and cash equivalents	$ 278,452	$ 300,478	$ 175,542	$ 220,036	$ 219,662
Accounts receivable and unbilled revenues, net	237,950	242,766	313,696	346,785	362,823
Available-for-sale investment securities	1,105,182	820,648	550,394	529,007	671,358
Stock in Federal Home Loan Bank, at cost	11,218	10,678	69,302	92,546	96,022
Loans receivable, net	4,701,977	4,570,412	4,397,457	4,115,415	3,763,238
Property, plant and equipment, net	4,603,465	4,377,658	4,148,774	3,865,514	3,601,407
Regulatory assets	957,451	896,731	905,264	575,924	864,596
Other	447,621	480,457	534,524	504,504	478,273
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$ 12,425,506	$ 11,782,018	$ 11,177,143	$ 10,331,921	$ 10,139,569
LIABILITIES AND SHAREHOLDERS' EQUITY					
Liabilities					
Accounts, interest and dividends payable	$ 168,504	$ 164,565	$ 211,761	$ 239,047	$ 238,637
Deposit liabilities	5,548,929	5,025,254	4,623,415	4,372,477	4,229,916
Short-term borrowings - other than bank	-	103,063	118,972	105,482	83,693
Other bank borrowings	192,618	328,582	290,656	244,514	195,926
Long-term debt, net - other than bank	1,619,019	1,578,368	1,498,547	1,483,960	1,412,386
Deferred income taxes	728,806	680,877	633,570	530,786	441,109
Regulatory liabilities	410,693	371,543	344,849	349,299	324,152
Contributions in aid of construction	543,525	506,087	466,432	432,894	405,520
Other	1,112,366	1,061,746	1,164,075	812,763	1,180,929
Total liabilities	10,324,460	9,820,085	9,352,277	8,571,222	8,512,268
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity					
Preferred stock	-	-	-	-	-
Common stock	1,660,910	1,629,136	1,521,297	1,488,126	1,403,484
Retained earnings	438,972	324,766	296,654	255,030	215,947
Accumulated other comprehensive loss, net of tax benefits	(33,129)	(26,262)	(27,378)	(16,750)	(26,423)
Total shareholders' equity	2,066,753	1,927,640	1,790,573	1,726,406	1,593,008
Total liabilities and shareholders' equity	$ 12,425,506	$ 11,782,018	$ 11,177,143	$ 10,331,921	$ 10,139,569

Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of ASU No. 2015-03.

3

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

(in thousands, except per share amounts)	Common stock Shares	Common stock Amount	Retained earnings	Accumulated other comprehensive income (loss)	Total
Balance, December 31, 2012	97,928	$ 1,403,484	$ 215,947	$ (26,423)	$ 1,593,008
Net income for common stock	-	-	161,709	-	161,709
Other comprehensive income, net of taxes	-	-	-	9,673	9,673
Issuance of common stock:					
Partial settlement of equity forward	1,300	33,409	-	-	33,409
Dividend reinvestment and stock purchase plan	1,612	41,692	-	-	41,692
Retirement savings and other plans	420	9,203	-	-	9,203
Expenses and other, net	-	338	-	-	338
Common stock dividends	-	-	(122,626)	-	(122,626)
Balance, December 31, 2013	101,260	1,488,126	255,030	(16,750)	1,726,406
Net income for common stock	-	-	168,129	-	168,129
Other comprehensive loss, net of tax benefits	-	-	-	(10,628)	(10,628)
Issuance of common stock:					
Partial settlement of equity forward	1,000	24,873	-	-	24,873
Dividend reinvestment and stock purchase plan	95	2,461	-	-	2,461
Retirement savings and other plans	210	6,816	-	-	6,816
Expenses and other, net	-	(979)	-	-	(979)
Common stock dividends	-	-	(126,505)	-	(126,505)
Balance, December 31, 2014	102,565	1,521,297	296,654	(27,378)	1,790,573
Net income for common stock	-	-	159,877	-	159,877
Other comprehensive income, net of taxes	-	-	-	1,116	1,116
Issuance of common stock:					
Partial settlement of equity forward	4,700	109,183	-	-	109,183
Retirement savings and other plans	195	5,578	-	-	5,578
Expenses and other, net	-	(6,922)	-	-	(6,922)
Common stock dividends	-		(131,765)	-	(131,765)
Balance, December 31, 2015	107,460	1,629,136	324,766	(26,262)	1,927,640
Net income for common stock	-	-	248,256	-	248,256
Other comprehensive loss, net of tax benefits	-	-	-	(6,867)	(6,867)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	859	26,844	-	-	26,844
Retirement savings and other plans	264	9,298	-	-	9,298
Expenses and other, net	-	(4,368)	-	-	(4,368)
Common stock dividends	-		(134,050)	-	(134,050)
Balance, December 31, 2016	108,583	$ 1,660,910	$ 438,972	$ (33,129)	$ 2,066,753

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

4

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014
(in thousands)			
Cash flows from operating activities			
Net income	$ 250,146	$ 161,767	$ 170,019
Adjustments to reconcile net income to net cash provided by operating activities			
Depreciation of property, plant and equipment	194,273	183,966	172,762
Other amortization	10,473	11,619	10,282
Provision for loan losses	16,763	6,275	6,126
Impairment of utility assets	-	6,021	1,866
Loans receivable originated and purchased, held for sale	(236,769)	(268,279)	(155,755)
Proceeds from sale of loans receivable, held for sale	236,062	275,296	155,030
Deferred income taxes	47,118	41,432	104,225
Share-based compensation expense	4,789	6,542	9,287
Excess tax benefits from share-based payment arrangements	(404)	(978)	(277)
Allowance for equity funds used during construction	(8,325)	(6,928)	(6,771)
Other	(12,422)	1,672	(280)
Changes in assets and liabilities			
Decrease in accounts receivable and unbilled revenues, net	(898)	62,304	33,089
Increase (decrease) in accounts, interest and dividends payable	(9,643)	(52,663)	(67,189)
Change in other assets and liabilities	4,091	(72,166)	(106,994)
Net cash provided by operating activities	495,254	355,880	325,420
Cash flows from investing activities			
Available-for-sale investment securities purchased	(533,956)	(429,262)	(183,778)
Principal repayments on available-for-sale investment securities	219,845	153,271	91,013
Proceeds from sale of available-for-sale investment securities	16,423	-	79,564
Purchase of stock from Federal Home Loan Bank	(7,773)	(1,600)	-
Redemption of stock from Federal Home Loan Bank	7,233	60,223	23,244
Net increase in loans held for investment	(194,042)	(181,343)	(283,810)
Proceeds from sale of commercial loans	52,299	-	-
Proceeds from sale of real estate acquired in settlement of loans	829	1,329	3,213
Proceeds from sale of real estate held for sale	1,764	7,283	-
Capital expenditures	(330,043)	(363,804)	(364,826)
Contributions in aid of construction	30,100	40,239	41,806
Other	856	7,940	1,125
Net cash used in investing activities	$ (736,465)	$ (705,724)	$ (592,449)

(Continued on next page)

5

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2016	2015	2014
(in thousands)			
Cash flows from financing activities			
Net increase in deposit liabilities	$ 523,675	$ 401,839	$ 250,938
Net increase (decrease) in short-term borrowings with original maturities of three months or less	(103,063)	(15,909)	13,490
Net increase (decrease) in retail repurchase agreements	(43,601)	37,925	(9,465)
Proceeds from other bank borrowings	180,835	50,000	130,601
Repayments of other bank borrowings	(272,902)	(50,000)	(75,000)
Proceeds from issuance of long-term debt	115,000	80,000	125,000
Repayment of long-term debt	(75,000)	-	(111,400)
Excess tax benefits from share-based payment arrangements	404	978	277
Net proceeds from issuance of common stock	13,220	104,435	26,898
Common stock dividends	(117,274)	(131,765)	(126,458)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(219)	(833)	(456)
Net cash provided by financing activities	219,185	474,780	222,535
Net increase (decrease) in cash and cash equivalents	(22,026)	124,936	(44,494)
Cash and cash equivalents, January 1	300,478	175,542	220,036
Cash and cash equivalents, December 31	$ 278,452	$ 300,478	$ 175,542

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

6

CONSOLIDATED CAPITAL STRUCTURE

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31 (in thousands)	2016	2015	2014	2013	2012
Short-term borrowings - other than bank [1]	$ -	$ 103,063	$ 118,972	$ 105,482	$ 83,693
Long-term debt - other than bank [1]					
Long-term debt of electric utility subsidiaries [2]	1,319,260	1,278,702	1,199,025	1,209,583	1,138,180
HEI term loan LIBOR + .75%, due 2017	125,000	125,000	125,000	-	-
HEI term loan LIBOR + .75%, due 2018	75,000	-	-	-	-
HEI, senior notes, 4.41% paid in 2016	-	75,000	75,000	75,000	75,000
HEI, senior notes, 5.67% due 2021	50,000	50,000	50,000	50,000	50,000
HEI, senior notes, 3.99% due 2023	50,000	50,000	50,000	50,000	-
HEI, medium-term notes, Series C 6.51% paid in 2014	-	-	-	100,000	100,000
HEI, medium-term notes, Series D 5.25% paid in 2013	-	-	-	-	50,000
Less unamortized debt issuance cost	(241)	(334)	(478)	(623)	(794)
	1,619,019	1,578,368	1,498,547	1,483,960	1,412,386
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity					
Preferred stock	-	-	-	-	-
Common stock	1,660,910	1,629,136	1,521,297	1,488,126	1,403,484
Retained earnings	438,972	324,766	296,654	255,030	215,947
Accumulated other comprehensive loss, net of tax benefits	(33,129)	(26,262)	(27,378)	(16,750)	(26,423)
	2,066,753	1,927,640	1,790,573	1,726,406	1,593,008
	$ 3,720,065	$ 3,643,364	$ 3,442,385	$ 3,350,141	$ 3,123,380

LONG-TERM DEBT MATURITIES as of December 31, 2016

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

(in thousands)	2017	2018	2019	2020	2021	Thereafter	Total
Long-term debt - other than bank [1]							
Electric utilities[2]	$ -	$ 50,000	$ -	$ 96,000	-	$ 1,180,546	$ 1,326,546
HEI	125,000	75,000	-	-	50,000	50,000	300,000
Less unamortized debt issuance cost	-	-	-	-	-	-	(7,527)
	$ 125,000	$ 125,000	$ -	$ 96,000	$ 50,000	$ 1,230,546	$ 1,619,019

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Prior period financial statements reflect the retrospective adoption of ASU No. 2015-03.

1 Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

2 See pages 14 and 15 for additional information.

7

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(dollars in thousands)					
Net income (loss) for common stock by company					
Electric utilities					
Hawaiian Electric	$ 99,926	$ 92,794	$ 96,677	$ 81,519	$ 70,440
Hawaii Electric Light	21,255	20,755	18,689	20,136	16,212
Maui Electric	21,136	22,165	22,275	21,277	12,627
Other subsidiaries	-	-	-	(3)	(3)
	142,317	135,714	137,641	122,929	99,276
ASB consolidated	57,279	54,730	51,301	57,727	58,684
HEI and other	48,660	(30,567)	(20,813)	(18,947)	(19,255)
Consolidated HEI	$ 248,256	$ 159,877	$ 168,129	$ 161,709	$ 138,705
Diluted earnings per common share	$ 2.29	$ 1.50	$ 1.63	$ 1.62	$ 1.42
Return on average common equity by company (simple average)					
Electric utilities					
Hawaiian Electric	8.3%	8.0%	8.7%	8.0%	7.6%
Hawaii Electric Light	7.3	7.2	6.7	7.4	5.9
Maui Electric	8.1	8.5	8.8	8.9	5.4
	8.1	8.0	8.4	8.0	6.9
ASB consolidated	10.1	10.0	9.7	11.3	11.9
Consolidated HEI	12.4%	8.6%	9.6%	9.7%	8.9%

NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY [1]

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(dollars in millions, except per share amounts)					
Core net income (loss)					
Electric utility	$ 144.5	$ 136.2	$ 137.6	$ 122.9	$ 123.7
Bank	57.3	54.8	51.3	57.7	58.7
Other	(11.7)	(15.4)	(15.9)	(18.9)	(19.3)
Consolidated HEI	$ 190.1	$ 175.7	$ 173.0	$ 161.7	$ 163.1
Core diluted earnings per common share	$ 1.75	$ 1.65	$ 1.68	$ 1.62	$ 1.68
Adjusted return on average common equity (simple average)					
Electric utility	8.2%	8.0%	8.4%	8.0%	8.6%
Bank	10.1	10.0	9.7	11.3	11.9
Consolidated HEI	9.5	9.4	9.8	9.7	10.5

Note: Columns may not foot due to rounding

[1] See the reconciliation of GAAP to non-GAAP measures in the Appendix.

8

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(in thousands)					
CAPITAL STRUCTURE [1]					
Long-term debt, net, including current portion [2]	$ 1,319,260	$ 1,278,702	$ 1,199,025	$ 1,209,583	$ 1,138,180
Preferred stock	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,799,787	1,728,325	1,682,144	1,593,564	1,472,136
	$ 3,153,340	$ 3,041,320	$ 2,915,462	$ 2,837,440	$ 2,644,609
CAPITAL STRUCTURE RATIOS (%) [1,2]					
Long-term debt, net, including current portion	41.8	42.1	41.1	42.6	43.0
Preferred stock	1.1	1.1	1.2	1.2	1.3
Common stock equity	57.1	56.8	57.7	56.2	55.7
	100.0	100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)					
Ratio of earnings to fixed charges (SEC method)	4.11	3.97	4.04	3.72	3.37
Authorized return on rate base [3]					
Hawaiian Electric	8.11	8.11	8.11	8.11	8.11
Hawaii Electric Light	8.31	8.31	8.31	8.31	8.31
Maui Electric	7.34	7.34	7.34	7.34	8.15
Earned rate-making return on simple average rate base [4]					
Hawaiian Electric	7.48	7.39	7.76	7.26	8.23
Hawaii Electric Light	6.73	6.58	6.28	6.77	6.99
Maui Electric	6.99	7.19	7.48	7.24	5.99
Authorized return on simple average common equity [3]					
Hawaiian Electric	10.00	10.00	10.00	10.00	10.00
Hawaii Electric Light	10.00	10.00	10.00	10.00	10.00
Maui Electric	9.00	9.00	9.00	9.00	10.00
Earned rate-making return on simple average common equity [5]					
Hawaiian Electric	9.46	9.20	9.85	8.95	10.70
Hawaii Electric Light	7.61	7.49	6.65	7.46	7.79
Maui Electric	8.34	8.76	9.47	9.35	6.69
Book return on simple average common equity [6]					
Hawaiian Electric	8.26	8.02	8.74	7.98	7.57
Hawaii Electric Light	7.28	7.22	6.71	7.41	5.90
Maui Electric	8.08	8.52	8.81	8.91	5.44
RATE BASE (in millions, simple average)					
Hawaiian Electric	$ 1,879 [7]	$ 1,814	$ 1,756	$ 1,662	$ 1,532
Hawaii Electric Light	482 [7]	479	476	464	454
Maui Electric	431 [7]	440	439	421	400
	$ 2,792	$ 2,733	$ 2,671	$ 2,547	$ 2,386
DEPRECIATION AND AFUDC (%)					
Composite annual depreciation rate	3.2	3.2	3.1	3.1	3.1
Accumulated depreciation as percent of gross plant [1]	34.5	34.6	35.0	35.8	36.7
Weighted-average AFUDC rate	7.6	7.6	7.7	7.6	7.6

1 At December 31.

2 Financial data for prior periods have been updated to reflect the retrospective application of ASU No. 2015-03.

3 Reflects latest final decision and order as of the end of the respective years.

4 Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.

5 This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.

6 Based on recorded net income divided by average common equity, simple average method.

7 The 12/31/16 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $1,922, $484 and $427, respectively.

9

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2016	2015	2014	2013	2012
(in thousands)					
Revenues	$ 2,094,368	$ 2,335,166	$ 2,987,323	$ 2,980,172	$ 3,109,439
Expenses					
Fuel oil	454,704	654,600	1,131,685	1,185,552	1,297,419
Purchased power	562,740	594,096	722,008	710,681	724,240
Other operation and maintenance	405,533	413,089	410,612	403,270	397,429
Depreciation	187,061	177,380	166,387	154,025	144,498
Taxes, other than income taxes	199,862	221,885	280,863	281,131	292,841
Impairment of utility assets	-	-	-	-	40,000
Total expenses	1,809,900	2,061,050	2,711,555	2,734,659	2,896,427
Operating income	284,468	274,116	275,768	245,513	213,012
Allowance for equity funds used during construction	8,325	6,928	6,771	5,561	7,007
Interest expense and other charges, net	(66,824)	(66,370)	(64,757)	(59,279)	(62,055)
Allowance for borrowed funds used during construction	3,144	2,457	2,579	2,246	4,355
Income before income taxes	229,113	217,131	220,361	194,041	162,319
Income taxes	84,801	79,422	80,725	69,117	61,048
Net income	144,312	137,709	139,636	124,924	101,271
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	143,397	136,794	138,721	124,009	100,356
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	142,317	135,714	137,641	122,929	99,276
Retained earnings, January 1	1,043,082	997,773	948,624	907,273	881,041
Common stock dividends	(93,599)	(90,405)	(88,492)	(81,578)	(73,044)
Retained earnings, December 31	$ 1,091,800	$ 1,043,082	$ 997,773	$ 948,624	$ 907,273

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

10

CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2016	2015	2014	2013	2012
(in thousands)					
ASSETS					
Property, plant and equipment					
Utility property, plant and equipment					
Land	$ 53,153	$ 52,792	$ 52,299	$ 51,883	$ 51,568
Plant and equipment	6,605,732	6,315,698	6,009,482	5,701,875	5,364,400
Less accumulated depreciation	(2,369,282)	(2,266,004)	(2,175,510)	(2,111,229)	(2,040,789)
Construction in progress	211,742	175,309	158,616	143,233	151,378
Utility property, plant and equipment, net	4,501,345	4,277,795	4,044,887	3,785,762	3,526,557
Nonutility property, plant and equipment, less accumulated depreciation	7,407	7,272	6,563	6,567	6,578
Total property, plant and equipment, net	4,508,752	4,285,067	4,051,450	3,792,329	3,533,135
Current assets					
Cash and equivalents	74,286	24,449	13,762	62,825	17,159
Customer accounts receivable, net	123,688	132,778	158,484	175,448	210,779
Accrued unbilled revenues, net	91,693	84,509	137,374	144,124	134,298
Other accounts receivable, net	5,233	10,408	4,283	14,062	28,176
Fuel oil stock, at average cost	66,430	71,216	106,046	134,087	161,419
Materials and supplies, at average cost	53,679	54,429	57,250	59,044	51,085
Prepayments and other	23,100	36,640	33,468	32,155	32,865
Regulatory assets	66,032	72,231	71,421	69,738	51,267
Total current assets	504,141	486,660	582,088	691,483	687,048
Other long-term assets					
Regulatory assets	891,419	824,500	833,843	506,186	813,329
Unamortized debt expense	208	497	802	641	862
Other	70,908	75,486	81,838	67,426	64,727
Total other long-term assets	962,535	900,483	916,483	574,253	878,918
Total assets	$ 5,975,428	$ 5,672,210	$ 5,550,021	$ 5,058,065	$ 5,099,101
CAPITALIZATION AND LIABILITIES					
Capitalization					
Common stock equity	$ 1,799,787	$ 1,728,325	$ 1,682,144	$ 1,593,564	$ 1,472,136
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,319,260	1,278,702	1,199,025	1,198,200	1,138,180
Total capitalization	3,153,340	3,041,320	2,915,462	2,826,057	2,644,609
Current liabilities					
Current portion of long-term debt	-	-	-	11,383	-
Accounts payable	117,814	114,846	163,934	189,559	186,824
Interest and preferred dividends payable	22,838	23,111	22,316	21,652	21,092
Taxes accrued	172,730	191,084	250,402	249,445	251,066
Regulatory liabilities	3,762	2,204	632	1,916	1,212
Other	55,221	54,079	61,664	63,881	60,801
Total current liabilities	372,365	385,324	498,948	537,836	520,995
Deferred credits and other liabilities					
Deferred income taxes	733,659	654,806	573,439	486,459	417,611
Regulatory liabilities	406,931	369,339	344,217	347,383	322,940
Unamortized tax credits	88,961	84,214	79,492	73,539	66,584
Defined benefit pension and other postretirement benefit plans liability	599,726	552,974	595,395	262,162	620,205
Other	76,921	78,146	76,636	91,735	100,637
Total deferred credits and other liabilities	1,906,198	1,739,479	1,669,179	1,261,278	1,527,977
Contributions in aid of construction	543,525	506,087	466,432	432,894	405,520
Total capitalization and liabilities	$ 5,975,428	$ 5,672,210	$ 5,550,021	$ 5,058,065	$ 5,099,101

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

Financial data for prior periods has been updated to reflect the retrospective application of ASU No. 2015-03 (Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs).

11

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31 (in thousands)	2016	2015	2014
Cash flows from operating activities			
Net income	$144,312	$137,709	$139,636
Adjustments to reconcile net income to			
net cash provided by operating activities			
Depreciation of property, plant, and equipment	187,061	177,380	166,387
Other amortization	6,935	8,939	9,897
Impairment of utility assets	-	6,021	1,866
Deferred income taxes	74,386	75,626	82,947
Income tax credits, net	231	4,844	6,062
Allowance for equity funds used			
during construction	(8,325)	(6,928)	(6,771)
Change in cash overdraft	-	-	(1,038)
Other	(3,931)	1,672	758
Changes in assets and liabilities			
Decrease in accounts receivable	8,551	23,727	26,743
Decrease (increase) in accrued unbilled revenues	(7,184)	40,093	6,750
Decrease in fuel oil stock	4,786	34,830	28,041
Decrease (increase) in materials and supplies	750	2,821	(72)
Increase in regulatory assets	(18,273)	(24,182)	(17,000)
Increase (decrease) in accounts payable	(10,614)	(54,555)	(65,527)
Change in prepaid and accrued income taxes,			
tax credits and revenue taxes	2,123	(63,096)	(4,036)
Increase (decrease) in defined benefit pension and other			
postretirement benefit plans liablity	484	1,125	(961)
Change in other assets and liabilities	(11,375)	(32,620)	(66,687)
Net cash provided by operating activities	369,917	333,406	306,995
Cash flows from investing activities			
Capital expenditures	(320,437)	(350,161)	(336,679)
Contributions in aid of construction	30,100	40,239	41,806
Other	2,138	1,140	1,164
Net cash used in investing activities	(288,199)	(308,782)	(293,709)
Cash flows from financing activities			
Proceeds from issuance of long-term debt	40,000	80,000	-
Repayment of long-term debt	-	-	(11,400)
Proceeds from issuance of common stock	24,000	-	40,000
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Common stock dividends	(93,599)	(90,405)	(88,492)
Other	(287)	(1,537)	(462)
Net cash used in financing activities	(31,881)	(13,937)	(62,349)
Net increase (decrease) in cash and cash equivalents	49,837	10,687	(49,063)
Cash and cash equivalents, January 1	24,449	13,762	62,825
Cash and cash equivalents, December 31	$ 74,286	$ 24,449	$ 13,762

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

Certain reclassifications have been made to prior years' financial statements to conform to the 2016 presentation.

12

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31						2016		2015		2014		2013		2012
(dollars in thousands, except par values)														
		Par value			Shares outstanding 12/31/16									
C	4.25%	$	20	Hawaiian Electric	150,000	$ 3,000	$	3,000	$	3,000	$	3,000	$	3,000
D	5.00		20	Hawaiian Electric	50,000	1,000		1,000		1,000		1,000		1,000
E	5.00		20	Hawaiian Electric	150,000	3,000		3,000		3,000		3,000		3,000
H	5.25		20	Hawaiian Electric	250,000	5,000		5,000		5,000		5,000		5,000
I	5.00		20	Hawaiian Electric	89,657	1,793		1,793		1,793		1,793		1,793
J	4.75		20	Hawaiian Electric	250,000	5,000		5,000		5,000		5,000		5,000
K	4.65		20	Hawaiian Electric	175,000	3,500		3,500		3,500		3,500		3,500
G	7.625		100	Hawaii Electric Light	70,000	7,000		7,000		7,000		7,000		7,000
H	7.625		100	Maui Electric	50,000	5,000		5,000		5,000		5,000		5,000
					1,234,657	$ 34,293	$	34,293	$	34,293	$	34,293	$	34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

13

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2016	2015	2014	2013	2012
(in thousands)					
OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS					
Hawaiian Electric					
Series 1997A, 5.65%, due 2027	$ -	$ -	$ -	$ -	$ 50,000
Refunding series 2003B, 5.00%, due 2022	-	-	-	-	40,000
Refunding series 2005A, 4.80%, due 2025	-	-	40,000	40,000	40,000
Series 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	-	-	-
	292,000	292,000	292,000	292,000	382,000
Hawaii Electric Light					
Series 1997A, 5.65%, due 2027	-	-	-	-	30,000
Refunding series 1999A, 5.50%, due 2014	-	-	-	11,400	11,400
Refunding series 2003A, 4.75%, due 2020	-	-	-	-	14,000
Refunding series 2003B, 5.00%, due 2022	-	-	-	-	12,000
Refunding series 2005A, 4.80%, due 2025	-	-	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	-	-	-
	93,000	93,000	93,000	104,400	160,400
Maui Electric					
Series 1997A, 5.65%, due 2027	-	-	-	-	20,000
Refunding series 2005A, 4.80%, due 2025	-	-	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2015, 3.25%, due 2025	2,000	2,000	-	-	-
	77,000	77,000	77,000	77,000	97,000
	462,000	462,000	462,000	473,400	639,400
Less funds on deposit with trustees	-	-	-	-	-
	$ 462,000	$ 462,000	$ 462,000	$ 473,400	$ 639,400

(Continued on next page)

14

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31 (in thousands)	2016	2015	2014	2013	2012
OTHER LONG-TERM DEBT (UNSECURED)					
Taxable unsecured senior notes:					
Hawaiian Electric, 4.54%, Series 2016A, due 2046	$ 40,000	$ -	$ -	$ -	$ -
Hawaiian Electric, 5.23%, Series 2015A, due 2045	50,000	50,000	-	-	-
Hawaii Electric Light, 5.23%, Series 2015A, due 2045	25,000	25,000	-	-	-
Maui Electric, 5.23%, Series 2015A, due 2045	5,000	5,000	-	-	-
Hawaii Electric Light, 3.83%, Series 2013A, due 2020	14,000	14,000	14,000	14,000	-
Hawaiian Electric, 4.45%, Series 2013A, due 2022	40,000	40,000	40,000	40,000	-
Hawaii Electric Light, 4.45%, Series 2013B, due 2022	12,000	12,000	12,000	12,000	-
Hawaiian Electric, 4.84%, Series 2013B, due 2027	50,000	50,000	50,000	50,000	-
Hawaii Electric Light, 4.84%, Series 2013C, due 2027	30,000	30,000	30,000	30,000	-
Maui Electric, 4.84%, Series 2013A, due 2027	20,000	20,000	20,000	20,000	-
Hawaiian Electric, 5.65% Series 2013C, due 2043	50,000	50,000	50,000	50,000	-
Maui Electric, 5.65% Series 2013B, due 2043	20,000	20,000	20,000	20,000	-
Hawaiian Electric, 3.79%, Series 2012A, due 2018	30,000	30,000	30,000	30,000	30,000
Hawaii Electric Light, 3.79%, Series 2012A, due 2018	11,000	11,000	11,000	11,000	11,000
Maui Electric, 3.79%, Series 2012A, due 2018	9,000	9,000	9,000	9,000	9,000
Hawaiian Electric, 4.03%, Series 2012B, due 2020	62,000	62,000	62,000	62,000	62,000
Maui Electric, 4.03%, Series 2012B, due 2020	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 4.55%, Series 2012C, due 2023	50,000	50,000	50,000	50,000	50,000
Hawaii Electric Light, 4.55%, Series 2012B, due 2023	20,000	20,000	20,000	20,000	20,000
Maui Electric, 4.55%, Series 2012C, due 2023	30,000	30,000	30,000	30,000	30,000
Hawaiian Electric, 4.72%, Series 2012D, due 2029	35,000	35,000	35,000	35,000	35,000
Hawaiian Electric, 5.39%, Series 2012E, due 2042	150,000	150,000	150,000	150,000	150,000
Hawaiian Electric, 4.53%, Series 2012F, due 2032	40,000	40,000	40,000	40,000	40,000
	813,000	773,000	693,000	693,000	457,000
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,326,546	1,286,546	1,206,546	1,217,946	1,147,946
Less unamortized discount	-	-	-	(1)	(74)
Less current portion of long-term debt	-	-	-	(11,400)	-
Less unamortized debt issuance costs (ASU No. 2015-03)	(7,286)	(7,844)	(7,521)	(8,362)	(9,692)
Long-term debt, net	$ 1,319,260	$ 1,278,702	$ 1,199,025	$ 1,198,183	$ 1,138,180

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
Financial data for prior periods have been updated to reflect the retrospective application of ASU No. 2015-03 (Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs).

15

CUSTOMER, SALES AND REVENUE INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
SERVICE AREA					
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,360	1,349	1,339	1,324
CUSTOMER ACCOUNTS [1]					
Residential	402,818	400,655	398,256	394,910	392,025
Commercial	55,089	54,878	54,924	54,616	54,005
Large light and power	670	659	596	556	577
Other	1,585	1,608	1,640	1,660	1,636
	460,162	457,800	455,416	451,742	448,243
CUSTOMER ACCOUNTS BY COMPANY [1]					
Hawaiian Electric	304,261	302,958	301,953	299,528	297,529
Hawaii Electric Light	85,029	84,309	83,421	82,637	81,792
Maui Electric	70,872	70,533	70,042	69,577	68,922
Consolidated	460,162	457,800	455,416	451,742	448,243
KILOWATTHOUR SALES (millions)					
Residential	2,333	2,396	2,380	2,451	2,582
Commercial	2,911	2,978	3,022	3,106	3,074
Large light and power	3,555	3,533	3,524	3,463	3,500
Other	46	50	50	50	50
	8,845	8,957	8,976	9,070	9,206
KILOWATTHOUR SALES MIX (%)					
Residential	26.4	26.8	26.5	27.0	28.1
Commercial	32.9	33.3	33.7	34.3	33.4
Large light and power	40.2	39.4	39.3	38.2	38.0
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)					
Hawaiian Electric	6,660	6,754	6,782	6,859	6,976
Hawaii Electric Light	1,067	1,065	1,062	1,076	1,085
Maui Electric	1,118	1,138	1,132	1,135	1,145
Consolidated	8,845	8,957	8,976	9,070	9,206
KILOWATTHOUR SALES GROWTH BY COMPANY (%)					
Hawaiian Electric	(1.4)	(0.4)	(1.1)	(1.7)	(3.7)
Hawaii Electric Light	0.2	0.2	(1.3)	(0.8)	(1.7)
Maui Electric	(1.8)	0.5	(0.2)	(0.9)	(3.1)
Consolidated	(1.3)	(0.2)	(1.0)	(1.5)	(3.4)
RENEWABLE GENERATION RPS (%) [2,3]					
Hawaiian Electric	19	17	15	11	8
Hawaii Electric Light	53	49	47	48	47
Maui Electric	36	35	34	29	21
Consolidated	25	23	21	18	14

Source: State of Hawaii Data Book 2014 (prior years)

1 At December 31

2 Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that will not count toward RPS Standards beginning January 1, 2015

3 2016 based upon preliminary renewable portfolio standard information as of December 31, 2016

n/a Not available

(Continued on next page)

16

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
REVENUES (thousands)					
Electric sales revenue					
Residential	$ 638,776	$ 709,886	$ 879,605	$ 892,438	$ 952,159
Commercial	711,553	798,202	1,027,588	1,044,166	1,060,983
Large light and power	720,878	802,366	1,051,119	1,015,079	1,062,226
Other	11,306	13,356	17,163	17,008	17,392
Total electric sales revenues	2,082,513	2,323,810	2,975,475	2,968,691	3,092,760
Other revenues	11,855	11,356	11,848	11,481	16,679
Total revenues	$ 2,094,368	$ 2,335,166	$ 2,987,323	$ 2,980,172	$ 3,109,439
Less:					
Fuel oil	454,704	654,600	1,131,685	1,185,552	1,297,419
Purchased power	562,740	594,096	722,008	710,681	724,240
Taxes, other than income taxes	199,862	221,885	280,863	281,131	292,841
Net revenues	$ 877,062	$ 864,585	$ 852,767	$ 802,808	$ 794,939
REVENUES BY COMPANY (thousands)					
Hawaiian Electric	$ 1,474,384	$ 1,644,181	$ 2,142,245	$ 2,124,174	$ 2,228,233
Hawaii Electric Light	311,385	345,549	422,200	431,517	441,013
Maui Electric	308,705	345,517	422,965	424,603	440,270
Eliminations	(106)	(81)	(87)	(122)	(77)
Consolidated	$ 2,094,368	$ 2,335,166	$ 2,987,323	$ 2,980,172	$ 3,109,439
AVERAGE REVENUE PER KWH SOLD (cents)					
Residential	27.38	29.62	36.96	36.41	36.88
Commercial	24.44	26.81	34.00	33.62	34.51
Large light and power	20.28	22.71	29.82	29.31	30.35
Other	24.61	27.05	34.36	34.02	34.93
	23.54	25.90	33.15	32.73	33.60
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)					
Hawaiian Electric	22.01	24.23	31.47	30.86	31.78
Hawaii Electric Light	29.00	32.29	39.59	39.98	40.48
Maui Electric	27.45	30.21	37.17	37.20	38.16
Consolidated	23.54	25.90	33.15	32.73	33.60
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)					
Hawaiian Electric	5,856	6,052	6,036	6,283	6,729
Hawaii Electric Light	5,397	5,485	5,514	5,697	5,958
Maui Electric	6,067	6,351	6,408	6,554	6,745
Consolidated	5,806	5,996	6,000	6,220	6,596
Average monthly electric sales revenue per residential customer	$ 132	$ 148	$ 185	$ 189	$ 203

17

POWER SUPPLY INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2016	2015	2014	2013	2012
ENERGY NET GENERATED AND PURCHASED (millions of KWH)					
Net generated					
Fuel oil					
Steam-conventional	3,799	3,948	4,013	4,243	4,508
Combustion turbine	22	35	19	13	26
Diesel	230	220	192	179	204
Combined-cycle	835	846	842	864	807
	4,886	5,049	5,066	5,299	5,545
Biofuels	37	54	42	34	28
Hydro and wind	17	22	23	19	29
Total net generated	4,940	5,125	5,131	5,352	5,602
Purchased					
Non-renewable	2,918	2,956	2,978	2,951	3,052
Renewable [1]	1,431	1,352	1,329	1,244	1,041
Total purchased	4,349	4,308	4,307	4,195	4,093
	9,289	9,433	9,438	9,547	9,695
GENERATION MIX (%)					
Fuel oil					
Steam-conventional	40.9	41.9	42.6	44.4	46.5
Combustion turbine	0.2	0.4	0.2	0.1	0.3
Diesel	2.5	2.3	2.0	1.9	2.1
Combined-cycle	9.0	9.0	8.9	9.1	8.3
	52.6	53.6	53.7	55.5	57.2
Biofuels	0.4	0.6	0.5	0.4	0.3
Hydro and wind	0.2	0.2	0.2	0.2	0.3
Total generation	53.2	54.4	54.4	56.1	57.8
Purchased					
Non-renewable	31.4	31.3	31.5	30.9	31.5
Renewable [1]	15.4	14.3	14.1	13.0	10.7
Total purchased	46.8	45.6	45.6	43.9	42.2
	100.0	100.0	100.0	100.0	100.0

[1] Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers

(Continued on next page)

18

POWER SUPPLY INFORMATION (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
SYSTEM CAPABILITY (MW) [1, 2]					
Company-owned generation					
Steam-conventional	1,085	1,085	1,207	1,207	1,207
Combustion turbine	150	150	150	150	150
Diesel	143	151	147	147	147
Biodiesel (CIP CT-1)	121	113	113	113	113
Combined-cycle	170	170	170	170	170
	1,669	1,669	1,787	1,787	1,787
Firm purchase power contracts [4]					
Non-renewable	448	448	448	448	448
Renewable	103	107	127	119	97
	551	555	575	567	545
	2,220	2,224	2,362	2,354	2,332
SYSTEM CAPABILITY BY COMPANY (MW) [1, 2]					
Hawaiian Electric	1,679	1,679	1,786	1,778	1,756
Hawaii Electric Light	274	274	292	292	292
Maui Electric	267	271	284	284	284
	2,220	2,224	2,362	2,354	2,332
SYSTEM PEAK LOAD BY COMPANY (MW) [3]					
Hawaiian Electric	1,192	1,206	1,165	1,144	1,141
Hawaii Electric Light	189	192	188	190	189
Maui Electric	212	212	201	201	205
	1,593	1,610	1,554	1,535	1,535
FUEL OIL DATA					
Barrels of fuel oil consumed (thousands)	8,501	8,762	8,728	9,043	9,395
Average fuel oil cost per barrel	$53.49	$74.71	$129.65	$131.10	$138.09
Average fuel oil cost per million BTU (cents)	862.3	1,206.5	2,087.6	2,103.2	2,210.4
Fuel oil cost per net KWH generated (cents)	9.235	12.828	22.156	22.230	23.281
BTU per net KWH generated by company					
Hawaiian Electric	10,750	10,716	10,630	10,536	10,448
Hawaii Electric Light	11,412	11,205	11,221	11,658	12,025
Maui Electric	10,119	9,958	10,177	10,088	10,193
Consolidated	10,710	10,632	10,613	10,570	10,533
OTHER DATA					
Losses and system uses (%)	4.6	4.8	4.7	4.8	4.8
Reserve margin (%) [3]	40.8	40.4	54.5	57.2	56.0
Annual load factor (%) [3]	66.6	66.9	69.3	71.0	72.1
Cost per KWH purchased (cents)	12.939	13.790	16.765	16.940	17.694

1 At December 31.

2 Excludes hydro run-of-river units.

3 Net; noncoincident and nonintegrated.

4 Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV). Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.

19

SELECTED INFORMATION

American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2016	2015	2014	2013	2012
CAPITAL RATIOS (%)					
Common equity tier 1					
ASB	12.17	12.07	N/A	N/A	N/A
Requirement	4.50	4.50	N/A	N/A	N/A
Tier 1 capital					
ASB	12.17	12.07	11.28	11.17	11.68
Requirement	6.00	6.00	4.00	4.00	4.00
Total capital					
ASB	13.42	13.27	12.35	12.13	12.77
Requirement	8.00	8.00	8.00	8.00	8.00
Tier 1 leverage					
ASB	8.59	8.82	8.91	9.12	9.15
Requirement	4.00	4.00	1.50	1.50	1.50
KEY STATISTICS (%)					
Return on average assets					
ASB	0.92	0.95	0.95	1.13	1.18
Peers [1]	1.03	0.99	1.03	0.98	0.94
High performing peers [1]	1.19	1.24	1.23	1.24	1.15
Return on average equity					
ASB	9.90	9.93	9.60	11.43	11.71
Peers [1]	9.52	8.94	9.60	8.97	8.62
High performing peers [1]	10.87	11.36	11.57	11.27	10.52
Net interest margin					
ASB	3.59	3.53	3.62	3.74	3.93
Peers [1]	3.49	3.62	3.63	3.65	3.72
High performing peers [1]	3.48	3.71	3.90	4.01	4.02
Revenue growth					
ASB	6.54	6.09	(2.57)	(2.43)	1.72
Peers [1]	9.28	8.71	6.81	2.91	3.90
High performing peers [1]	5.23	5.19	6.81	0.46	2.39
Efficiency ratio					
ASB	61.89	64.87	64.66	63.46	59.31
Peers [1]	57.65	60.34	62.35	62.72	60.27
High performing peers [1]	52.96	50.78	50.15	48.19	53.19
Net charge-offs to loans outstanding					
ASB	0.24	0.04	0.01	0.09	0.24
Peers [1]	0.10	0.11	0.17	0.25	0.53
High performing peers [1]	0.10	0.09	0.15	0.14	0.30
OTHER DATA					
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	36	30	36	40	45
Loan Growth (%)	2.63	4.08	6.78	9.71	2.61
Branch locations [2]	52	56	56	57	57
Number of ATMs	114	116	116	116	118

1 Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets, list revised annually.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.

2 At December 31.

20

STATEMENTS OF INCOME INFORMATION

American Savings Bank, F.S.B.
Unaudited

Years ended December 31 (in thousands)	2016	2015	2014	2013	2012
Interest and dividend income					
Interest and fees on loans	$ 199,774	$ 184,782	$ 179,341	$ 172,969	$ 176,057
Interest and dividends on investment securities	19,184	15,120	11,945	13,095	13,822
Total interest and dividend income	218,958	199,902	191,286	186,064	189,879
Interest expense					
Interest on deposit liabilities	7,167	5,348	5,077	5,092	6,423
Interest on other borrowings	5,588	5,978	5,731	4,985	4,869
Total interest expense	12,755	11,326	10,808	10,077	11,292
Net interest income	206,203	188,576	180,478	175,987	178,587
Provision for loan losses	16,763	6,275	6,126	1,507	12,883
Net interest income after provision for loan losses	189,440	182,301	174,352	174,480	165,704
Noninterest income					
Fees from other financial services	22,384	22,211	21,747	27,099	31,361
Fee income on deposit liabilities	21,759	22,368	19,249	18,363	17,775
Fee income on other financial products	8,707	8,094	8,131	8,405	6,577
Net gains on sale of securities	598	-	2,847	1,226	134
Mortgage banking income	6,625	6,330	2,913	8,309	14,628
Other income, net	6,893	8,828	6,324	8,681	5,185
Total noninterest income	66,966	67,831	61,211	72,083	75,660
Noninterest expense					
Compensation and employee benefits	90,117	90,518	79,885	82,910	75,979
Occupancy and equipment	23,259	22,942	23,761	24,042	24,284
Data processing	13,030	12,103	11,690	10,952	10,098
Services	11,054	10,204	10,269	9,015	9,866
Other expense	31,594	30,553	30,663	30,496	30,569
Total noninterest expense	169,054	166,320	156,268	157,415	150,796
Income before income taxes	87,352	83,812	79,295	89,148	90,568
Income taxes	30,073	29,082	27,994	31,421	31,884
Net income for common stock	$ 57,279	$ 54,730	$ 51,301	$ 57,727	$ 58,684

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

21

BALANCE SHEETS INFORMATION

American Savings Bank, F.S.B.

Unaudited

December 31 (in thousands)	2016	2015	2014	2013	2012
ASSETS					
Cash and equivalents	$ 189,211	$ 220,881	$ 161,463	$ 156,603	$ 184,430
Restricted cash	1,764	-	-	-	-
Available-for-sale investment securities	1,105,182	820,648	550,394	529,007	671,358
Investment in stock of Federal Home Loan Bank, at cost	11,218	10,678	69,302	92,546	96,022
Loans receivable, net	4,701,977	4,570,412	4,397,457	4,115,415	3,763,238
Real estate acquired in settlement of loans, net	1,189	1,030	891	1,205	6,050
Other and other intangibles, net	328,626	308,916	304,525	267,720	239,308
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$ 6,421,357	$ 6,014,755	$ 5,566,222	$ 5,244,686	$ 5,042,596
LIABILITIES AND SHAREHOLDER'S EQUITY					
Deposit liabilities	$ 5,548,929	$ 5,025,254	$ 4,623,415	$ 4,372,477	$ 4,229,916
Other borrowings	192,618	328,582	290,656	244,514	195,926
Other	101,635	101,029	118,363	107,205	119,532
Total liabilities	5,843,182	5,454,865	5,032,434	4,724,196	4,545,374
Common stock	342,705	340,497	338,412	336,054	333,712
Retained earnings	257,943	236,664	211,934	196,633	178,906
Accumulated other comprehensive loss, net of tax benefits	(22,473)	(17,271)	(16,558)	(12,197)	(15,396)
Total shareholder's equity	578,175	559,890	533,788	520,490	497,222
Total liabilities and shareholder's equity	$ 6,421,357	$ 6,014,755	$ 5,566,222	$ 5,244,686	$ 5,042,596

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

22

STATE OF HAWAII INFORMATION

Unaudited

Years ended December 31, except as noted	2016	2015	2014	2013	2012
POPULATION BY COUNTY (thousands) [1]					
Honolulu	n/a	999	992	987	977
Hawaii	n/a	196	194	191	189
Maui	n/a	165	163	161	158
Kauai	n/a	72	71	70	69
	n/a	1,432	1,420	1,409	1,393
VISITOR DATA					
Visitor arrivals by air (thousands)	8,833	8,563	8,184	8,003	7,867
Visitor days by air (thousands)	79,857	78,086	74,983	74,050	73,664
Visitor expenditures by air (millions)	15,571	14,939	14,778	14,352	14,193
Year-over-year change (%)					
Visitor arrivals by air	3.1	4.6	2.3	1.7	9.7
Visitor days	2.3	4.1	1.3	0.5	8.6
Visitor expenditures by air	4.2	1.1	3.0	1.1	17.8
CONSTRUCTION INDUSTRY DATA (millions)					
Value of private building permits authorized [2]	$ 3,241	$ 3,964	$ 3,315	$ 2,721	$ 2,644
Government contracts awarded	n/a	n/a	*	$ 1,194	$ 773
Estimated value of completed construction	n/a	n/a	n/a	$ 7,330	$ 7,006
OTHER DATA					
Real gross state product (billions of 2009 $s)	$ 72.9	$ 71.5	$ 70.5	$ 70.0	$ 69.0
Honolulu Consumer Price Index (% change)	2.0	1.0	1.4	1.8	2.4
Total non-agriculture wage and salary jobs (thousands) [3]	650.9	636.9	627.2	618.6	606.3
Unemployment rate (average annual %)	3.2 e	3.6	4.4	4.9	6.0

Note: Columns may not foot due to rounding.

Sources: State of Hawaii Data Book 2015 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau.

1 Resident population estimates, including military personnel, excluding visitors, as of July 1

2 Excludes public construction.

3 Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).

e Estimate

n/a Not available

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Appendix

EXPLANATION OF HEI'S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies' core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP[1] earnings to non-GAAP core earnings, the return on average common equity (ROACE) and the adjusted non-GAAP core ROACE for HEI consolidated and the utility.

The reconciling adjustments from GAAP earnings to core earnings are limited to the fees, reimbursements, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc., and the cancelled spin-off of ASB Hawaii, Inc. and the terminated liquefied natural gas (LNG) contract which required the Hawaii Public Utilities Commission approval of the merger with NextEra Energy, Inc. For more information on the transactions, see HEI's Form 8-K filed on July 18, 2016 and HEI's Form 8-K filed on July 19, 2016. Management does not consider these items to be representative of the company's fundamental core earnings.

The reconciling adjustment from GAAP earnings to core earnings in 2012 related to the partial write-down of certain utility assets in 2012 based upon a settlement agreement between Hawaiian Electric Company and the Hawaii Consumer Advocate which was subsequently approved by the Hawaii Public Utilities Commission. Management does not consider this item to be representative of the company's fundamental core earnings.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2016	2015	2014	2013	2012
HEI CONSOLIDATED NET INCOME					
GAAP (as reported)	**$ 248.3**	**$ 159.9**	**$ 168.1**	**$ 161.7**	**$ 138.7**
Excluding special items (after-tax):					
Settlement agreement for the partial writedown of certain utility assets	-	-	-	-	24.4
(Income) expenses related to the terminated merger with NextEra Energy and cancelled spin-off of ASB Hawaii	(60.3)	15.8	4.9	-	-
Costs related to the terminated LNG contract[2]	2.1	-	-	-	-
Non-GAAP (core)	**$ 190.1**	**$ 175.7**	**$ 173.0**	**$ 161.7**	**$ 163.1**
HEI CONSOLIDATED DILUTED EARNINGS PER SHARE					
GAAP (as reported)	**$ 2.29**	**$ 1.50**	**$ 1.63**	**$ 1.62**	**$ 1.42**
Non-GAAP (core)	**$ 1.75**	**$ 1.65**	**$ 1.68**	**$ 1.62**	**$ 1.68**
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	**12.4%**	**8.6%**	**9.6%**	**9.7%**	**8.9%**
Based on non-GAAP (core)[2]	**9.5%**	**9.4%**	**9.8%**	**9.7%**	**10.5%**
Hawaiian Electric Company, Inc. and Subsidiaries					
UTILITY NET INCOME					
GAAP (as reported)	**$ 142.3**	**$ 135.7**	**$ 137.6**	**$ 122.9**	**$ 99.3**
Excluding special items (after-tax):					
Settlement agreement for the partial writedown of certain utility assets	-	-	-	-	24.4
Costs related to the terminated merger with Next Era Energy	0.1	0.5	-	-	-
Costs related to the terminated LNG contract[2]	2.1	-	-	-	-
Non-GAAP (core)	**$ 144.5**	**$ 136.2**	**$ 137.6**	**$ 122.9**	**$ 123.7**
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	**8.1%**	**8.0%**	**8.4%**	**8.0%**	**6.9%**
Based on non-GAAP (core)[2]	**8.2%**	**8.0%**	**8.4%**	**8.0%**	**8.6%**

Columns may not foot due to rounding

[1] Accounting principles generally accepted in the United States of America

[2] The LNG Contract was terminated as it was conditioned on the merger with NextEra Energy closing

[3] Calculated as core net income divided by average GAAP common equity

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